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               NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                           CUSIP NO. 563122 10 0

   NUMBER                                                              SHARES
------------                                                        ------------
                                    [LOGO]
------------                                                        ------------

                         MANHATTAN SCIENTIFICS, INC.

                 AUTHORIZED COMMON STOCK: 150,000,000 SHARES
                               PAR VALUE: $.001

THIS CERTIFIES THAT

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IS THE RECORD HOLDER OF
                         Shares of MANHATTAN SCIENTIFICS, INC. COMMON STOCK
------------------------
transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

               [CORPORATE SEAL OF MANHATTAN SCIENTIFICS, INC.]

/s/ Scott L. [illegible]                                      /s/ Marvin Maslow
------------------------                                      ------------------
               SECRETARY                                                  C.E.O.


     COUNTERSIGNED & REGISTERED
                               -------------------------------------------------
                               COUNTERSIGNED Transfer Agent-Authorized Signature

[LOGO] INTERWEST TRANSFER CO. INC. P.O. BOX 17136 / SALT LAKE CITY, UTAH 84117

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NOTICE: Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a saving bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

                TEN COM -- as tenants in common
                TEN ENT -- as tenants by the entireties
                JT TEN  -- as joint tenants with right of survivorship and not as tenants in common

                UNIF GIFT MIN ACT --          Custodian
                                    -----------------------------
                                    (Cust)                (Minor)
                                    under Uniform Gifts to Minors
                                    Act
                                       --------------------------
                                               (State)

   Additional abbreviations may also be used though not in the above list.

        For Value Received,              hereby sell, assign and transfer unto
                            ------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------

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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                          Shares
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of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint
                                                                        Attorney
------------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated
     -------------------------



    ----------------------------------------------------------------------------
    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
            WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.